Going Concern	12 Months Ended
Dec. 31, 2012
Going Concern [Abstract]
Going Concern Disclosure [Text Block]

Note 2 - Going Concern

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. This basis of accounting contemplates the recovery of the Company's assets and the satisfaction of its liabilities in the normal course of business. The Company has an accumulated deficit of $1,258,859 as of December 31, 2012 and has incurred a net loss of $1,258,859 for the year ended December 31, 2012. In addition, The Company's current liabilities exceed its current assets by $40,415 at December 31, 2012. These factors raise substantial doubt as to the Company's ability to continue as a going concern. Continuation of the Company as a going concern is dependent upon the continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and increase revenue. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

During February 2013 the Company entered into a revolving credit facility agreement which resulted in net cash proceeds to the Company of approximately $243,000. We anticipate that this additional working capital will enable us to fund operations as we enter into new advertising contracts and aggressively pursue additional revenue sources.